U. S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
June 1, 1996

Commission File Number 1-8662

PROACTIVE TECHNOLOGIES, INC.
(formerly KEYSTONE MEDICAL CORPORATION)
(Exact name of registrant as specified in its charter)

Delaware            23-2265039
(State of Incorporation)  (IRS Employer Identification No.)

7118 Beech Ridge Trail
Tallahassee, Florida  32312
(Address of Principal Executive Offices)     (Zip Code)

Registrant's telephone number, including area code:
(904) 668-8500

Item 1    Changes in Control of Registrant

          Not applicable

Item 2    Acquisition or Disposition of Assets

          Not applicable

Item 3    Bankruptcy or Receivership

          Not applicable

Item 4    Changesin Registrant's Certifying Accountant

     On June 1, 1996, the Company engaged Coopers & Lybrand L.L.P., of Atlanta, Georgia as its new certifying accountant. The engagement was due to the change of the Company's management as a result of its acquisition of Capital First Holdings, Inc. (see Form 8-K filed on February 12, 1996), and the relocation of the Company's headquarters from Tulsa, Oklahoma to Tallahassee, Florida. The Company did not consult with Coopers & Lybrand L.L.P. regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company's financial statements.

     On September 27, 1996, Proactive Technologies, Inc. (the Company) formally dismissed its certifying accountant, Guest & Company, P.C., of Tulsa, Oklahoma. The report of Guest & Company, P.C., accompanying the Company's financial statements for the fiscal years ended June 30, 1995 and June 30, 1994, did not contain an adverse opinion, or a disclaimer of opinion, and was not modified with respect to any uncertainty, audit scope or accounting principles. Guest & Company, P.C. has not rendered services to the Company since July 1996 and has not participated in the preparation of the Company's audited financial statements for the fiscal year ending June 30, 1996.

     The decision of the Company to engage new certifying accountants was approved by its Board of Directors. The Company is not aware of any unresolved disagreements with Guest & Company, P.C., with regard to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Item 5    Other Events

          Not applicable

Item 6    Resignations of Registrant's Directors

          Not applicable

Item 7    Financial Statements,
          Pro Forma Financial Information

          Exhibit 1-Letter from Guest & Company, P.C.

Item 8    Change in Fiscal Year

          Not applicable



SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    PROACTIVE TECHNOLOGIES, INC.


Date:   September 26, 1996         By:  Mark A. Conner
                                        President



GUEST
 &
COMPANY




September 27, 1996

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

RE:  Proactive Technologies, Inc.
     (formerly Keystone Medical Corporation)
     File Ref. No. 1-8662

Dear Sirs:

We were previously the principal accountant for Proactive Technologies, Inc. and subsidiaries (formerly Keystone Medical Corporation) and, under the date of March 4, 1996, we reported on the consolidated financial statements of Proactive Technologies, Inc. and subsidiaries (formerly Keystone Medical Corporation) as of and for the years ended June 30, 1995 and 1994. On September 27, 1996 our appointment as principal accountant was terminated. We have read Proactive Technologies, Inc.'s (formerly Keystone Medical Corporation) statements included under Item 4 of its Form 8-K dated June 1, 1996 and we agree with such statements.

                    Very truly yours,

                    GUEST & COMPANY, P.C.



                    Patrick J. Guest

PJG:cz